                                                                    EXHIBIT 10.1

                                                               EXECUTION VERSION

                                 AMENDMENT NO. 5
                         TO SALE AND SERVICING AGREEMENT

                  Amendment No. 5 to the Sale and Servicing Agreement, dated as of September 30, 2004 (this "Amendment"), among ABFS Balapointe, Inc, as depositor (the "Depositor"), HomeAmerican Credit, Inc., d/b/a Upland Mortgage ("Upland"), American Business Mortgage Services, Inc. ("ABMS" together with Upland, the "Originators"), and American Business Credit, Inc. (the "Servicer"), ABFS Mortgage Loan Warehouse Trust 2003-1, as trust (the "Trust"), American Business Financial Services, Inc., as sponsor (the "Sponsor"), JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee"), JPMorgan Chase Bank, as collateral agent (the "Collateral Agent") and JPMorgan Chase Bank, as note purchaser (the "Note Purchaser").

                                    RECITALS

                  The Depositor, the Originators, the Servicer, the Trust, the Sponsor, the Indenture Trustee and the Collateral Agent are parties to that certain Sale and Servicing Agreement, dated as of September 22, 2003 as amended by Amendment No. 1 to the Sale and Servicing Agreement, dated as of May 12, 2004, Amendment No. 2 to the Sale and Servicing Agreement, dated as of June 24, 2004, Amendment No. 3 to the Sale and Servicing Agreement, dated as of June 30, 2004 and Amendment No. 4 to the Sale and Servicing Agreement, dated as of September 16, 2004 (the "Existing Sale Agreement"; as amended by this Amendment, the "Sale Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in Appendix I to the Sale Agreement.

                  The Depositor, the Originators, the Servicer, the Trust, the Sponsor, the Indenture Trustee and the Collateral Agent have agreed, subject to the terms and conditions of this Amendment, that the Existing Sale Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Sale Agreement.

                  Accordingly, the Depositor, the Originators, the Servicer, the Trust, the Sponsor, the Indenture Trustee and the Collateral Agent hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Sale Agreement is hereby amended, as follows:

                  SECTION 1. Definitions. Appendix I of the Existing Sale Agreement is hereby amended by deleting the definitions of "Commitment Term", "Maximum Note Balance", "Mortgage Loan Base" and "Portfolio Composition Criteria" in their entirety and replacing them with the following language:

                  "Commitment Term": That period of time commencing on the date hereof and continuing until the earlier of (i) November 5, 2004, and (ii) the date upon which the Obligations are declared to be, or become, due and payable in full in accordance with Article X or Section 5.02 of the Indenture.

                  "Maximum Note Balance": $100,000,000.


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                           "Mortgage Loan Base":  Shall mean:

                  (a) with respect to fixed-rate Eligible Mortgage Loans, other than Second Lien Mortgage Loans, with respect to the Outstanding Note Principal Balance of the Mortgage Loans which is $75,000,000 or less, 90% of the least of:
(1) the net cash amount paid for the Eligible Mortgage Loan, (2) the Principal Balance of the Mortgage Loan or (3) the Market Value for such Mortgage Loan.

                  (b) with respect to fixed-rate Eligible Mortgage Loans, other than Second Lien Mortgage Loans, with respect to the Outstanding Note Principal Balance of the Mortgage Loans which is greater than $75,000,000, 80% of the least of: (1) the net cash amount paid for the Eligible Mortgage Loan, (2) the Principal Balance of the Mortgage Loan or (3) the Market Value for such Mortgage Loan.

                  (c) with respect to adjustable-rate Eligible Mortgage Loans, other than Second Lien Mortgage Loans, with respect to the Outstanding Note Principal Balance of the Mortgage Loans which is $75,000,000 or less, 88% of the least of: (1) the net cash amount paid for the Eligible Mortgage Loan, (2) the Principal Balance of the Mortgage Loan, or (3) the Market Value of such Mortgage Loan.

                  (d) with respect to adjustable-rate Eligible Mortgage Loans, other than Second Lien Mortgage Loans, with respect to the Outstanding Note Principal Balance of the Mortgage Loans which is greater than $75,000,000, 80% of the least of: (1) the net cash amount paid for the Eligible Mortgage Loan,
(2) the Principal Balance of the Mortgage Loan, or (3) the Market Value of such Mortgage Loan.

                  (e) with respect to Second Lien Mortgage Loans, 75% of the least of: (1) the net cash amount paid for the Second Lien Mortgage Loan, (2) the Principal Balance of the Mortgage Loan, or (3) the Market Value of such Mortgage Loan.

                  "Portfolio Composition Criteria": As of any date of determination with respect to any subcategory of Mortgage Loans, the maximum percentage (as measured by the Principal Balance as of such date) of the category set forth opposite such subcategory in the table set forth below that, as of such determination, have been pledged to the Indenture Trustee on behalf of the Note Purchaser under the Indenture and not released pursuant to the provisions thereof, that may be represented by such product category, as set forth below:


---------------------------------------------------------------------------------------------------------------------
PRODUCT                                                        MAXIMUM PERCENTAGE, CATEGORY
---------------------------------------------------------------------------------------------------------------------
Mortgage Loans with an LTV in excess of 80%                    50% of the Outstanding Note Principal Balance
---------------------------------------------------------------------------------------------------------------------
Mortgage Loans with a credit grade of C                        15% of the Outstanding Note Principal Balance
---------------------------------------------------------------------------------------------------------------------
Mortgage Loans with a CLTV in excess of 90%                    5% of the Outstanding Note Principal Balance
---------------------------------------------------------------------------------------------------------------------
Mortgage Loans Delinquent in payment more than 30 days and     5% of the Outstanding Note Principal Balance
less than 60 days
---------------------------------------------------------------------------------------------------------------------
Mortgage Loans that are Manufactured Housing Loans with a      3% of the Outstanding Note Principal Balance
Principal Balance up to $150,000
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
PRODUCT                                                        MAXIMUM PERCENTAGE, CATEGORY
---------------------------------------------------------------------------------------------------------------------
Jumbo Mortgage Loans other than on the last three (3)          15% of the Outstanding Note Principal Balance
Business Days and first five (5) Business Days of each month
---------------------------------------------------------------------------------------------------------------------
Jumbo Mortgage Loans for the last three (3) Business Days      25% of the Outstanding Note Principal Balance
and first five (5) Business Days of each month
---------------------------------------------------------------------------------------------------------------------
Super Jumbo Mortgage Loans other than on the last three (3)    5% of the Outstanding Note Principal Balance
Business Days and first five (5) Business Days of each month
---------------------------------------------------------------------------------------------------------------------
Super Jumbo Mortgage Loans for the last three (3) Business     10% of the Outstanding Note Principal Balance
Days and first five (5) Business Days of each month
---------------------------------------------------------------------------------------------------------------------
Jumbo Mortgage Loans and Super Jumbo Mortgage Loans in the     15% of the Outstanding Note Principal Balance
aggregate other than on the last three (3) Business Days and first five (5) Business Days of each month
---------------------------------------------------------------------------------------------------------------------
Jumbo Mortgage Loans and Super Mortgage Loans in the           25% of the Outstanding Note Principal Balance
aggregate for the last three (3) Business Days and first
five (5) Business Days of each month
---------------------------------------------------------------------------------------------------------------------
Second Lien Mortgage Loans                                     10% of the Outstanding Note Principal Balance
---------------------------------------------------------------------------------------------------------------------
Second Lien Mortgage Loans pledged under the Indenture for     0% of the Outstanding Note Principal Balance
60 days or more
---------------------------------------------------------------------------------------------------------------------
Mortgage Loans that are Wet-Ink Mortgage Loans, other than     40% of the Maximum Note Balance
on the first five (5) Business Days of October 2004
---------------------------------------------------------------------------------------------------------------------
Mortgage Loans that are Wet-Ink Mortgage Loans, for the        60% of the Maximum Note Balance
first five (5) Business Days of October 2004
---------------------------------------------------------------------------------------------------------------------
Aged Loans                                                     10% of the Outstanding Note Principal Balance
---------------------------------------------------------------------------------------------------------------------
Mortgage Loans secured by non Owner-Occupied Mortgage          5% of the Outstanding Note Principal Balance
Property
---------------------------------------------------------------------------------------------------------------------

                  In addition to the foregoing: (a) the maximum weighted average LTV for all adjustable rate Mortgage Loans shall be 85%; (b) the maximum weighted average LTV for all fixed rate Mortgage Loans shall be 83%; and (c) the minimum weighted FICO score of all Mortgage Loans shall be 610.

                  SECTION 2. Conditions Precedent. This Amendment shall become effective on September 30, 2004 (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:

                  2.1 Delivered Documents. On the Amendment Effective Date, the Collateral Agent shall have received the following documents, each of which shall be satisfactory to the Collateral Agent in form and substance:


                  (a) this Amendment, executed and delivered by duly authorized officers of the parties hereto; and

                  (b) such other documents as the Collateral Agent or counsel to the Collateral Agent may reasonably request.

                  2.2 Payment of Attorneys' Fees. On the Amendment Effective Date, attorneys' fees shall have been paid to Buyer or its counsel either by payment or by authorized debit (i) in connection with this Amendment in an amount equal to $2,000 and (ii) in connection with past services in an amount equal to $10,643.33.

                  SECTION 3. Representations and Warranties. Each of the Depositor, Originators, the Trust, the Servicer, the Sponsor and the Indenture Trustee hereby represents and warrants to the Collateral Agent that it is in compliance with all the terms and provisions set forth in the Existing Sale Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms each of their respective representations and warranties contained in Article III of the Existing Sale Agreement.

                  SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Sale Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                  SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                  SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

                            [SIGNATURE PAGE FOLLOWS]

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                  IN WITNESS WHEREOF, the Servicer, the Trust, the Indenture
Trustee, the Collateral Agent, the Originators, the Subservicers and the Depositor have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                          ABFS BALAPOINTE, INC., as Depositor



                          By:  /s/ Jeffrey M. Ruben
                               ---------------------------------------------
                              Name:  Jeffrey M. Ruben
                              Title: Executive Vice President


                          AMERICAN BUSINESS FINANCIAL SERVICES, INC.,
                              as the Sponsor


                          By: /s/ Anthony J. Santilli
                               ---------------------------------------------
                              Name:  Anthony J. Santilli
                              Title: Chairman & Chief Executive Officer


                          HOMEAMERICAN CREDIT, INC. D/B/A UPLAND MORTGAGE,
                               as an Originator and a Subservicer



                          By:  /s/ Jeffrey M. Ruben
                               ---------------------------------------------
                              Name:  Jeffrey M. Ruben
                              Title: Executive Vice President

                          ABFS MORTGAGE LOAN WAREHOUSE TRUST 2003-1


                          By: WILMINGTON TRUST COMPANY, not in its individual
                               capacity but solely as Owner Trustee



                          By:  /s/ Mary Kay Pupillo
                               ---------------------------------------------
                              Name:  Mary Kay Pupillo
                              Title: Assistant Vice President


                          AMERICAN BUSINESS CREDIT, INC., as an Originator
                               and the Servicer


                          By: /s/ Jeffrey M. Ruben
                               ---------------------------------------------
                              Name:  Jeffrey M. Ruben
                              Title: Executive Vice President


                          AMERICAN BUSINESS MORTGAGE SERVICES, INC., as an
                               Originator and a Subservicer


                          By: /s/ Jeffrey M. Ruben
                               ---------------------------------------------
                              Name:  Jeffrey M. Ruben
                              Title: Executive Vice President

                          JPMORGAN CHASE BANK, not in its individual
                              capacity but solely as Indenture Trustee



                          By: /s/ Joseph Costantino
                               ---------------------------------------------
                              Name:  Joseph Costantino
                              Title: Assistant Vice President


                          JPMORGAN CHASE BANK, not in its individual
                              capacity but solely as Collateral Agent



                          By: /s/ Michael W. Nicholson
                               ---------------------------------------------
                              Name:  Michael W. Nicholson
                              Title: Senior Vice President


                               Acknowledged and Agreed:


                          JPMORGAN CHASE BANK, as Note Purchaser, 100%
                               Noteholder and Lender


                          By: /s/ Michael W. Nicholson
                               ---------------------------------------------
                              Name:  Michael W. Nicholson
                              Title: Senior Vice President